UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 13, 2012 (April 12, 2012)

NETWORK ENGINES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30863	04-3064173
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation		Identification No.)

25 Dan Road, Canton, MA	02021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (781) 332-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On April 12, 2012, Network Engines, Inc. announced preliminary financial results for the quarter ended March 31, 2012, and preliminary guidance for its quarter ending June 30, 2012.  The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 of Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

On April 12, 2012 Network Engines Inc. (“NEI” or the “Company”), announced that it had been notified by EMC that, as part of a strategic initiative, the integration of certain EMC standard platform products will be transitioned from system integrators. The Company expects these products to begin to be transitioned from NEI during the December 2012 or March 2013 quarters, and at this time, the duration of the transition is unknown. During the March 2012 quarter, these products represented approximately $21 million in quarterly revenues for NEI.  NEI will continue to integrate EMC’s Centera product line which the Company has been integrating since 2002.

Statements in this Current Report on Form 8-K regarding the Company’s future performance, including statements regarding EMC’s intentions related to future purchases of NEI products and the timing and magnitude of those purchases, as well as statements regarding NEI’s future revenues, net income and profitability and any other statements about the future expectations, beliefs, goals, plans or prospects of the Company or the Company’s management, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  The Company’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including those factors contained in the Company’s most recent Annual Report on Form 10-K for the year ended September 30, 2011 and the most recent Form 10-Q for the quarter ended December 31, 2011 under the sections entitled “Risk Factors” in such reports as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission.  Forward-looking statements include statements regarding the Company’s expectations, beliefs, intentions or strategies regarding the future and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will,” and “would” or similar words.  The Company assumes no obligations to update the information included in this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

99.1

Press Release entitled “NEI Announces Largest Customer’s Plan To Transition Certain Product Lines. No Impact On Current Quarter Guidance; Expected To Commence In December 2012 Or March 2013 Quarter. Provides Preliminary March Quarter Results and Preliminary June Quarterly Guidance.”

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETWORK ENGINES, INC.

Date: April 13, 2012	By:	/s/ Douglas G. Bryant
Douglas G. Bryant
Chief Financial Officer, Treasurer and Secretary